 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grow Condos, Inc. (the "Registrant") on Form 10-Q for the nine months ended March 31, 2018, as filed with the Commission on June 1, 2018 (the "Quarterly Report"), I, Wayne A. Zallen, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report as filed on June 1, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 1, 2018	By:	/s/ Wayne A. Zallen
Chief Executive Officer and Chief Financial Officer